SULLIVAN & CROMWELL

NEW YORK TELEPHONE: (212) 558-4000
TELEX: 62694 (INTERNATIONAL) 127816 (DOMESTIC)
CABLE ADDRESS: LADYCOURT, NEW YORK
FACSIMILE: (212) 558-3588 (125 Broad Street)
           (212) 558-3792 (250 Park Avenue)


                                           125 Broad Street, New York 10004-2498
                                                            __________
                                            250 PARK AVENUE, NEW YORK 10177-0021
                         1701 PENNSYLVANIA AVE, N.W. WASHINGTON, D.C. 20006-5805
                                 444 SOUTH FLOWER STREET, LOS ANGELES 90071-2901
                                                   8, PLACE VENDOME, 75001 PARIS
                          ST. OLAVE'S HOUSE, 9a IRONMONGER LANE, LONDON EC2V 8EY
                                              101 COLLINS STREET, MELBOURNE 3000
                                  2-1, MARUNOUCHI I-CHOME, CHIYODA-KU, TOKYO 100
                              3602 GLOUCESTER TOWER, 11 PEDDER STREET, HONG KONG


                                                       November 28, 1995



Securities and Exchange Commission,
  450 Fifth Street, N.W.,
    Washington, D.C. 20549.

          Re:  Registration Statement on Form N-1A --
               Prudential Growth Opportunity Fund, Inc.
               Post-Effective Amendment No. 22 to
               Registration No. 2-68723
               ----------------------------------------

Gentlemen:

     We have reviewed the above-referenced Post-Effective Amendment to the Registration Statement of Prudential Growth Opportunity Fund, Inc., and we advise you that we do not believe that such Post-Effective Amendment contains disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933. This letter is furnished to the Commission pursuant to paragraph (b)(4) of such Rule.

                                   Very truly yours,

                                   /s/ Sullivan & Cromwell

                                   Sullivan & Cromwell